Goodwill	3 Months Ended
Mar. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

7. Goodwill

	March 31, 2021	December 31, 2020

Opening balance	$1,663,120	$1,663,385
Foreign exchange movements	(144)	(265)
Closing balance	$1,662,976	$1,663,120

Goodwill represents the excess purchase price paid over the fair value of assets acquired, including any other identifiable intangible assets.

The Company evaluates goodwill for impairment on an annual basis during the last month of each year and at an interim date if indications of impairment exist. Goodwill impairment is determined by comparing the fair value of the asset to its carrying amount with an impairment being recognized only when the fair value is less than carrying value and the impairment is deemed to be permanent in nature.